================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       December 13, 2004

                            The Gymboree Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       000-21250                942615258
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

 500 Howard Street, San Francisco, CA                                94105
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code        (415) 278-7000


--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 13, 2004, Myles McCormick, The Gymboree Corporation's Chief Financial Officer, notified the Company of his resignation. A copy of a press release dated December 14, 2004 announcing Mr. McCormick's resignation is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits

   (c)     Exhibits

  99.1     Press release of The Gymboree Corporation issued December 14, 2004.

            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE GYMBOREE CORPORATION


          Date: December 14, 2004                By: /s/ Myles B. McCormick
                                                 -------------------------------
                                                     Myles B. McCormick
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1           Press release of The Gymboree Corporation issued December 14,
                  2004.